Commitment and Contingencies	9 Months Ended
Sep. 30, 2020
Business Acquisition [Line Items]
Commitments and Contingencies
Note 11 - Commitments and Contingencies
Non-cancelable purchase obligations - As of September 30, 2020, we had additional outstanding non-cancelable purchase obligations with a term of 12 months or longer of $10.4 million over the corresponding amount disclosed in our audited financial statements for the year ended December 31, 2019, mainly related to third-party cloud hosting and sales and marketing activities.
Sales and use tax - The Company has conducted an assessment of sales and use tax exposure in states where the Company has established nexus. Based on this assessment, the Company has recorded a liability for taxes owed and related penalties and interest in the amount of $2.1 million and $2.1 million at September 30, 2020 and December 31, 2019, respectively. This liability is included in Accrued expenses and other current liabilities in the Company’s Condensed Consolidated Balance Sheets.
Contingent earn-out payments - As of September 30, 2020, the Company is contingently committed to making an earn-out payment of up to $4.0 million as part of our acquisition of Komiko (refer to Note 4 for additional information).
Deferred acquisition related payments - In accordance with the purchase agreement, the Company will pay deferred consideration of $10.0 million on the 2nd anniversary of the Pre-acquisition ZI acquisition. Refer to Note 4.
Legal Matters - We are subject to various legal proceedings, claims, and governmental inspections, audits, or investigations that arise in the ordinary course of our business. There are inherent uncertainties in these matters, some of which are beyond management’s control, making the ultimate outcomes difficult to predict. Moreover, management’s views and estimates related to these matters may change in the future, as new events and circumstances arise and the matters continue to develop. Although the outcomes of these matters cannot be predicted with certainty, in the opinion of management, the ultimate resolution of these matters would not be expected to have a material adverse effect on our financial position, results of operations, or cash flows.

DiscoverOrg Holdings
Business Acquisition [Line Items]
Commitments and Contingencies
Note 10 - Commitments and Contingencies
Sales and use tax - The Company has conducted an assessment of sales and use tax exposure in states where the Company has established nexus. Based on this assessment, the Company has recorded a liability for taxes owed and related penalties and interest in the amount of $2.1 million and $1.4 million at December 31, 2019 and 2018, respectively. This liability is included in accrued expenses and other current liabilities in our consolidated balance sheets.
Contingent earnout payments - The Company is contingently committed to making additional payments of up to $1.6 million and $4.0 million as part of the acquisition of NeverBounce and Komiko, respectively. Refer to Note 4 - Business Combinations.
Deferred acquisition related payments - In accordance with the purchase agreement, the Company will pay deferred consideration of $25.0 million and $10.0 million on the first and second anniversary of the Pre-Acquisition ZI acquisition, respectively. Refer to Note 4 - Business Combinations.
Series A Preferred Units - The Company has issued Series A Preferred Units which accrue cumulative liquidation preferences. Refer to Note 13 - Redeemable Series A Preferred Units.